SUPPLEMENT TO PROSPECTUS
                          DATED SEPTEMBER 25, 2000 FOR
                           THE HIRTLE CALLAGHAN TRUST

                  THE DATE OF THIS SUPPLEMENT IS MARCH 29, 2001

THE SMALL CAPITALIZATION EQUITY PORTFOLIO. Sterling Johnston Capital Management, Inc. ("Sterling Johnston") currently serves as one of the three Specialist Managers for The Small Capitalization Equity Portfolio. Sterling Johnston adheres to a "bottom-up" and "growth-oriented" investment philosophy that emphasizes fundamental research in an effort to identify companies with above-average potential for growth in revenue and earnings relative to other companies in their industries or market sectors. Factors considered in this process include demonstrated accelerating earnings, strong and improving financials (e.g. balance sheet, cash flow) and strength of the company's stock price relative to other companies in its industry. Sterling Johnston, which is expected to be more aggressive in seeking opportunities for growth than either of the Portfolio's other Specialist Managers, attempts to identify specific circumstances or "catalysts" (e.g., a corporate restructuring or the introduction of a new product, consolidations within its industry, or new technologies or product markets) that will benefit a particular issuer.
Securities may be considered for sale when Sterling Johnston anticipates decelerating earnings, weak financials or a decline in the strength of the company's stock price, or when it determines that a previously identified catalyst no longer appears to be a positive factor for the company. For its services to the Portfolio, Sterling Johnston is currently entitled to receive an annual fee of 0.40% of the average daily net asset value of that portion of the Portfolio's assets managed by it.

Day-to-day investment decisions for that portion of the Portfolio allocated to Sterling Johnston is the responsibility of Scott Sterling Johnston, the firm's Chief Executive Officer and Chief Investment Officer. Before founding Sterling Johnston, Mr. Johnston served as a Managing Director and Chief Investment Officer of the Trust Investment Department at San Diego Trust and Savings Bank and as a Managing Director and Chief Investment Officer of Pacific Century Group, Inc., an investment advisory subsidiary of Security Pacific Bank. He founded Sterling Financial Group, Inc., Sterling Johnston's predecessor firm, in 1985. From 1993 to 1996, Mr. Johnston also served as the Chief Investment Officer of Apodaca-Johnston Capital Management, Inc. Sterling Johnston's principal offices are located at One Sansome Street, San Francisco, California, 94104. As of February 28, 2001, Sterling Johnston managed assets of $275 million; Sterling Johnston does not currently provide investment advisory services to any mutual fund other than the Trust. Mr. Johnston holds a controlling interest in Sterling Johnston.

The Portfolio Management Agreement between the Trust and Sterling Johnston, which became effective on December 1, 2001, was approved by the Board of Trustees and the shareholders of the Portfolio at meetings held on October 18, 2000, and December 1, 2000, respectively. At these meetings, conditional approval was also given to an amendment ("Performance Fee Amendment") to that agreement. Under the Performance Fee Amendment, Sterling Johnston would be compensated based, in part, on the investment results achieved by it. Implementation of the Performance Fee Amendment, however, is subject to receipt of certain assurances from the staff of the Securities and Exchange Commission ("SEC") that such implementation will not be viewed by the SEC staff as inconsistent with the requirements of the Investment Advisers Act. There can be no assurance that such relief will be granted by the SEC. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Sterling Johnston, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets.

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THE FIXED INCOME II PORTFOLIO.  The investment  objective of The Fixed Income II
Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Lehman Brothers Aggregate Bond Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark and the effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years. The Portfolio may invest more than 50% of its assets in mortgage-backed securities. Investments in these securities are subject to the risk that, if interest rates decline, borrowers may pay off their mortgages sooner than expected. If this occurs, the Portfolio would have to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

THE HIGH YIELD BOND PORTFOLIO. For periods after March 31, 2001, the High Yield Bond Portfolio will pay dividends, if any, quarterly, rather than monthly. The investment objective of The High Yield Bond Portfolio is to achieve above-average return over a market cycle of three to five years. The performance benchmark for this Portfolio is the Credit Swiss/First Boston High Yield Index. Although there is no minimum or maximum maturity for any individual security, the Specialist Manager actively manages the interest rate risk of the Portfolio within a range relative to this benchmark and the effective dollar weighted average portfolio maturity of the Portfolio will generally be over 5 years.

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO AND THE FIXED INCOME PORTFOLIO. Pursuant to the terms of separate Portfolio Management Agreements with the Trust, The Intermediate Term Municipal Bond Portfolio and The Fixed Income
Portfolio each currently pay Deutsche Asset Management, Inc. ("DeAM") a portfolio management fee of 0.275% of each Portfolio's average daily net assets. DeAM has agreed to amend these Portfolio Management Agreements to reduce to
 .255% the fee specified in these agreements and the Board of Trustees is expected formally to approve such amendments at its next regularly scheduled meeting. Pending such approval, DeAM has agreed to accept, as compensation for its services under these agreements, a fee of 0.255% of each Portfolio's average daily net assets. DeAM's fee waiver is effective with respect to services rendered by DeAM on or after April 1, 2001.